GATEWAY FUND

Supplement dated June 2, 2008 to the Gateway Fund Class A, C Prospectus and the

Natixis Equity Funds Class Y Prospectus, both dated May 1, 2008, as may be revised and supplemented from time to time.

This supplement replaces the supplement dated May 23, 2008.

Effective June 1, 2008, the sub-sections “Meet the Fund’s Portfolio Managers” in the Gateway A, C Prospectus and “Meet the Funds’ Portfolio Managers” within the section “Management Team” and under the caption “Gateway” in the Natixis Equity Funds Class Y Prospectus are amended to include the following language, which reflects the addition of Mr. Buckius to the existing portfolio management team:

Michael T. Buckius, CFA

Mr. Buckius joined the Predecessor Adviser in 1999 and holds the positions of senior vice president and portfolio manager. He has been a co-portfolio manager of the Fund since June 2008 and serves as co-portfolio manager of three funds sub-advised by the Adviser. Mr. Buckius holds a B.A. and M.B.A. in Finance from Loyola College in Baltimore.

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GATEWAY FUND

(the “Fund”)

Supplement dated June 2, 2008, to the Statement of Additional Information for the Fund dated

May 1, 2008, as may be revised and supplemented from time to time.

This supplement replaces the supplement dated May 30, 2008.

Effective June 1, 2008, the following information supplements the sub-section “Portfolio Managers’ Management of Other Accounts” within the section “Portfolio Management Information” and reflects the addition of Mr. Buckius to the existing portfolio management team:

Portfolio Managers’ Management of Other Accounts

The following table provides information on other accounts managed by Michael T. Buckius as of March 31, 2008.

Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts

Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance

# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets

2	$1 billion	—	$—	1	$72 million	—	$—	33	$344 million	—	$—

The following paragraphs replace the existing paragraphs in their entirety.

Portfolio Managers’ Compensation

The compensation of the Portfolio Managers is composed of two parts: base salary and incentive compensation related to the financial performance of the Adviser (but not based on the investment performance of the Fund or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan. The incentive compensation component is anticipated to be larger than the base salary component. Mr. Rogers’ and Mr. Stewart’s employment agreements have initial terms ending December 31, 2012, and Mr. Buckius’ employment agreement has an initial term ending December 31, 2011. Each of the employment agreements provides for automatic renewals for successive one-year periods. Each will provide for, among other things, a specified base salary and certain undertakings not to compete with the Adviser or solicit its clients. For Mr. Rogers, those undertakings will expire the later of eight years from the date of the sale of assets of the Adviser’s predecessor to the Adviser (the “Gateway Transaction”) or three years from the termination of Mr. Rogers’ employment. For Mr. Stewart and Mr. Buckius, the non-competition and non-solicitation undertakings will expire the later of three years from the date of the Gateway Transaction, one year from the termination of employment, or one year after the period during which severance payments are made pursuant to the agreement. The profit sharing plan, applicable to the Portfolio Managers, provides for both a long-term incentive pool and a short-term incentive pool, the sizes of which will be determined based on profitability of the business.

Portfolio Managers’ Ownership of Fund Shares

As of December 31, 2007, Mr. Rogers beneficially owned shares of the Predecessor Fund worth more than $1 million and Mr. Stewart beneficially owned shares of the Predecessor Fund worth between $500,000 and $1 million. As of March 31, 2008, Mr. Buckius beneficially owned shares of the Fund worth between $500,000 and $1 million. There are various reasons why a Portfolio Manager may not own shares of the Fund in the future. One reason is that the Fund’s investment objectives and strategies may not match those of the Portfolio Manager’s personal investment objective. Also, the Portfolio Manager may invest in other Funds or pooled investment vehicles or separate accounts managed by the Portfolio Manager in a similar style to the Fund. Administrative reasons (such as facilitating compliance with the adviser’s code of ethics) also may explain why a Portfolio Manager has chosen not to invest in the Fund.

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